UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7410

Exact name of registrant as specified in charter:
Delaware Investments Florida Insured Municipal Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders

The Registrant’s shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND of the Registrant, information on which is included in the following shareholder reports.

Annual Report	Delaware
Investments
Closed-End
Municipal Bond
Funds

March 31, 2007

Closed-end funds

Table of contents

> Porfolio management review	1

> Performance summaries	7

> Sector allocations and credit quality breakdowns	8

> Financial statements:
Statements of net assets	10
Statements of operations	23
Statements of changes in net assets	24
Financial highlights	25
Notes to financial statements	29

> Report of independent registered public accounting firm	36

> Other fund information	37

> Board of trustees/directors and officers addendum	41

> About the organization	43

Dividend Reinvestment Plans

Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services LLC, at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in a “street” name, contact your financial advisor or the broker/ dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services LLC of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services LLC
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield, NJ 07660
800 851-9677

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

April 10, 2007

The managers of Delaware Closed-End Municipal Bond Funds provided the answers to the questions below as a review of the Funds’ activities for the fiscal year that ended March 31, 2007. Please see page 6 to learn more about the portfolio managers.

Q: What was the investment environment like for municipal bond funds during the fiscal year ended March 31, 2007?

A: Based on changing projections for inflation during the year, the U.S. Federal Reserve’s direction on monetary policy remained a topic of speculation and drove market volatility. Overall, rates fell during the year, primarily during the third and fourth quarters of calendar year 2006. The closely watched 10-year Treasury yield opened at a 4.86% and finished the fiscal year at a 4.65% (source: Municipal Market Data).

In the spring of 2006, economic reports showed strong growth for the first calendar quarter of 2006. Prices of oil and other commodities also rose in the spring, which led to inflationary pressure and uncertainty among investors about the timing of a Fed change in monetary policy. This helped push bond yields higher across all maturities and spurred an equity market pullback in May and June.

As the summer of 2006 progressed, inflation concerns began to cool because of weaker housing data and a steady drop in oil prices. Yields generally fell through the summer months after peaking on June 28, 2006 (source: Bloomberg). A broad-based bond rally that lasted into December seemed to be a result of investors having largely concluded that the Fed was finished boosting short-term interest rates after two years of restrictive policy measures.

During that rally, municipals performed well compared to U.S. Treasury bonds. We continued to feel the effect of nontraditional buyers in the municipal bond marketplace. In the past, demand for municipal bonds has traditionally been generated by individuals who are attracted to their tax-advantaged status. Today, analyzing the market entails an added layer of complexity, because hedge funds, banks, and corporations are entering the municipal bond market for other benefits. As an example, they might employ trading strategies aimed at capitalizing on the yield difference (known as a spread) between long and short bond yields.

In part because of an active fourth quarter, $383 billion of bonds were issued nationally for calendar year 2006. The total was just 6.1% lower than the record set in 2005 (source: Bond Buyer). The increased demand from nontraditional buyers helped to support prices in the market despite the high rate of new issuance. In the first quarter of 2007, the active pace of issuance continued, with $104 billion hitting the market, a total that beat the pace of issuance in the same period a year ago by 49%.

Q: What factors influenced performance in the Funds?

A: During a strong bond market rally, like the one that took place last fall, municipal bond prices tend to lag behind those of Treasury securities. Due to this fact, combined with a heavy supply of new municipal bonds entering the market at that time, we might reasonably have expected municipal bond prices to trail Treasuries by a considerable margin. However, the market remained stronger than taxable bonds through fiscal year-end. Demand, traditional and nontraditional, remained exceptionally high and the new issuance was scooped up by eager investors.

Demand also drove yields lower (and prices higher) for long maturity bonds, shrinking the yield spread between short and long-maturities. During the fiscal year, the spread between 2- and 30-year maturities narrowed by nearly a half percentage point.

During the market rally, we found what we believed to be good long-term opportunities, based on the attractiveness of the way certain bonds were structured. In the Funds without an insured mandate, our focus early in the year was on identifying value in the low and middle portion of the investment grade market segment — specifically, bonds rated BBB and A by Standard & Poor’s (S&P).

The views expressed are current as of the date of this report and are subject to change.

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

April 10, 2007

Arizona Municipal Income Fund

Q: What conditions prevailed in the Arizona debt market?

A: Arizona is one of the fastest growing, most dynamic economies in the nation. The state has a competitive business climate and tax structure, a skilled, knowledge-based workforce, and both cultural and scenic tourism resources. Job growth in Arizona continued to accelerate in 2006 and ranked second nationwide. For fiscal year 2006, the state’s non-farm payroll increased 4.8% (source: Nelson A. Rockefeller State Revenue Report #65). As of March 2007, the state’s unemployment rate of 3.9% was below the national unemployment rate of 4.4%, according to U.S. Department of Labor data.

For fiscal 2006, tax revenues increased 19.10%, led by very strong personal and sales tax (source: Nelson A. Rockefeller State Revenue Report #65). According to a recent Moody’s report, the state’s General Fund ended fiscal 2006 at $1.7 billion. The Arizona Budget Stabilization Fund totaled $651.0 million as of June 30, 2006, representing a $490.1 million increase over 2005. Arizona’s fiscal year 2007 General Fund budget currently totals $10.09 billion and increases base spending by about 7.70%. The three main spending priorities include public safety, education, and healthcare.

Q: How did the Arizona Municipal Income Fund perform versus its benchmark and peer group?

A: The Fund returned +5.26% at net asset value (share returns include distributions reinvested). The median return of the Fund’s peer group, the Lipper Other States Municipal Debt category, was +4.65% during the same period. As a broader benchmark, the Lehman Brothers Municipal Index returned +5.43% over the 12-month period (sources: Lipper, Lehman Brothers).

We remind shareholders that substantially all dividends in the Fund are free from federal income tax but may be subject to the alternative minimum tax, which applies to certain taxpayers. Capital gains, if any, are taxable. Additionally, past performance is not a guarantee of future results. Investors should consult with a tax professional regarding their specific solutions.

Q: What strategies affected Fund performance?

A: Bonds issued to finance hospitals and other healthcare projects outperformed other portions of the municipal bond market during the fiscal year. The healthcare industry currently appears stable and is growing based on the current and future needs of aging baby boomers. Healthcare bonds tend to be among the lower-rated investment grade issues (A or BBB, rated by S&P). An example of a strong performer in the Fund was a bond issued by University of Arizona Medical Center, rated Baa1 by Moody’s and BBB+ by S&P, which is due to mature in 2033.

On the downside, bonds that were pre-refunded were among the underperformers during the one-year period. An example in the Fund was an AAA-rated Arizona School Facilities Board Revenue bond paying 5.00% interest and scheduled for redemption in 2011. Many pre-refunded bonds in the Fund currently show fiscal-period total returns that are lower compared to other bonds in the Fund during market rallies, but they have the potential to provide attractive income payments. Traditionally, we have opted to hold these bonds, without realizing a taxable gain. A downside of this strategy is that the short call feature, or the ability of the issuer to redeem the bond early, restricts price appreciation. During periods of falling interest rates, this may constrain the bond’s total return.

In comparing returns to the benchmark index, one limiting factor for the Fund was that it did not utilize the noninvestment grade segment of the market. This rating category outperformed the Lehman Brothers Municipal Bond Index, posting a +9.84% return for the period. At its February 2007 meeting, the Fund’s board of directors approved a change that will allow us to invest up to 20% of the Fund’s net assets in municipal bonds that are rated lower than Ba1 by Moody’s or BB+ by S&P, or that are unrated but judged to be of comparable quality.

Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks may include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as “junk bonds.” Such securities are regarded, on balance, as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed.

Colorado Insured Municipal Income Fund

Q: What conditions prevailed in the Colorado debt market?

A: After experiencing a sharper economic downturn than the nation in recent years, Colorado is now showing signs of recovering at a healthy pace. The state’s employment declines bottomed out in early 2004. For Colorado’s 2006 fiscal year, job growth was above national levels of 1.4%, with the state’s non-farm payroll increasing 2.1% (source: Nelson A. Rockefeller State Revenue Report #65). This is largely attributable to growth in construction, healthcare, and education. As of March 2007, the state’s unemployment rate of 3.8% was below the national unemployment rate of 4.4%, according to U.S. Department of Labor data.

For fiscal year 2006, Colorado tax revenues increased 11.6% (source: Nelson A. Rockefeller State Revenue Report #65). This growth is due to increases in personal income tax, sales tax, but most importantly corporate income tax. According to a recent Moody’s report, Colorado’s Required Statutory Reserve increased by $53 million to total $251.7 million in 2006. Colorado’s General Fund balance stood at $592.7 million as of June 30, 2006. Voter initiatives, such as the Tax Payer Bill of Rights, have limited Colorado’s financial flexibility.

In November 2005, Referendum C was approved by Colorado voters. This allowed the state to retain tax revenue collected in excess of the fiscal year’s budget for the following five years, estimated to be $3.7 billion. Highlights of the 2006-2007 budget include increased higher education and human services spending.

Q: How did the Fund perform versus its benchmark and peer group?

A: Colorado Insured Municipal Income Fund returned +4.35% at net asset value (share returns include distributions reinvested). The median return of the Fund’s peer group, the Lipper Other States Municipal Debt category, was +4.65% during the same period. A broader benchmark, the Lehman Brothers Municipal Index, returned +5.43% over the 12-month period (sources: Lipper, Lehman Brothers).

We remind shareholders that substantially all dividends in the Fund are free from federal income tax but may be subject to the alternative minimum tax, which applies to certain taxpayers. Capital gains, if any, are taxable. Additionally, past performance is not a guarantee of future results. Investors should consult with a tax professional regarding their specific situation.

Q: What strategies affected Fund performance?

A: We believe one of the reasons the Fund underperformed its Lipper peer group was due to the fundamental investment policy requiring the Fund to invest 80% of its assets in 100% insured or AAA-rated bonds. It should be noted that the Fund’s peer group is not strictly an insured universe. Over this 12-month period in the Lehman Municipal Bond Index, S&P AAA-rated bonds returned just +5.29%, while BBB-rated bonds returned +7.33%, and noninvestment grade bonds posted a +9.84% return (source: Lehman Brothers).

Another drag on performance for the period was the significant level of bonds in the Fund with short call dates. A call is a feature that allows the issuer to redeem the bond early. These bonds were typically purchased with 10 years or so of call protection and have since “rolled down the yield curve” as they near their call dates. They were originally purchased in favorable yield environments, earned above-market book yields, and most have experienced price appreciation. Traditionally, we have opted to hold these bonds, maintaining the high book yield and not realizing a taxable gain. A downside of this strategy is that the short call feature, or the ability of the issuer to redeem the bond early, restricts price appreciation. During periods of falling interest rates, this may constrain the bond’s total return.

Another facet of the Fund is older, pre-refunded bonds. Pre-refunded bonds are typically short in duration and

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

April 10, 2007

their performance will typically be close to that of bonds with short call dates. The pre-refunded portion of the Lehman Brothers Municipal Bond Index returned just 4.40% over the fiscal year. During the last six months, we purchased some longer bonds, funding those purchases with the sale proceeds of higher-quality, shorter-duration bonds – either pre-refunded bonds or bonds with very short calls.

Florida Insured Municipal Income Fund

Q: What conditions prevailed in the Florida debt market?

A: Florida’s economy is one of the strongest in the nation. Job growth remained robust with non-farm payroll increasing 3.2% in 2006 fiscal year (source: Nelson A. Rockefeller State Revenue Report #65). High population growth has given strength to the state’s economy but has also put pressure on government services for education, corrections, transportation, and health and human services.

One area of concern for the state economy is the housing market, which is currently experiencing a significant decline. Florida housing were down 47% in the last quarter of calendar 2006, compared to the same period of 2005 (source: Moody’s). As of July 2006, the state’s unemployment rate remained very low at 3.3% compared to the national unemployment rate of 4.4%, based on U.S. Department of Labor data.

For fiscal 2006, tax revenues were up 8.4%. Sales and use tax revenues, which account for approximately 72% of all taxes, grew 9.9% (source: Nelson A. Rockefeller State Revenue Report #65).

According to a recent Moody’s report, the state’s General Fund ended fiscal 2006 at $8.0 billion. Florida’s Budget Stabilization Fund totaled $999 million at the end of fiscal 2005 and $1.1 billion at the end of fiscal 2006. The Florida intangible personal property tax, which is a duty on stocks and bonds that affects some of Florida’s wealthiest, was voted out of existence by the state legislature on April 26, 2006, with annual tax savings estimated to be $161 million for an estimated 300,000 taxpayers. According to this report, the $74 billion fiscal 2007 budget provides for $298 million in tax cuts and sets aside $6.4 billion in reserves. The state has conservatively estimated net general revenue growth of 1.6% in 2007 compared to a historical average of 9.8%.

Q: How did the Fund perform versus its benchmark and peer group?

A: The Florida Insured Municipal Income Fund returned +5.27% at net asset value (share returns include distributions reinvested). The median return of the Fund’s peer group, the Lipper Florida Closed-End Municipal Debt Funds, was +5.89% during the same period. As a broader benchmark, the Lehman Brothers Municipal Index returned +5.43% over the 12-month period (sources: Lipper, Lehman Brothers).

We remind shareholders that substantially all dividends in the Fund are free from federal income tax but may be subject to the alternative minimum tax, which applies to certain taxpayers. Capital gains, if any, are taxable. Additionally, past performance is not a guarantee of future results. Investors should consult with a tax professional regarding their specific situations.

Q: What strategies affected Fund performance?

A: We believe one of the reasons that the Fund underperformed its Lipper peer group is due to the fundamental investment policy requiring the Fund to invest 80% of its assets in 100% insured or S&P AAA-rated bonds. It should be noted that the Fund’s peer group is not strictly an insured universe. Over this 12-month period in the Lehman Municipal Bond Index, AAA-rated bonds returned just +5.29%, while BBB-rated bonds returned +7.33%, and noninvestment grade bonds posted a +9.84% return (source: Lehman Brothers).

One of the other drags on performance was the significant level of bonds in the Fund with short call dates. A call is a feature that allows the issuer to redeem a bond early. These bonds were typically purchased with 10 years or so of call protection and have since “rolled down the yield curve” as they near their call dates. They were originally purchased in favorable yield environments, earned above-market book yields, and most have experienced price appreciation. Traditionally, we have opted to hold these bonds, maintaining the high book yield and not realizing a taxable gain. A downside of this strategy is that the short call feature, or the ability of the issuer to redeem the bond early, restricts price appreciation. During periods of falling interest rates, this may constrain the bond’s total return.

Minnesota Municipal Income Fund II

Q: What conditions prevailed in the Minnesota debt market?

A: Minnesota has recovered from the 2001 recession and the resulting damage to the state’s finances. The state has steady demographic trends, high personal income levels, high employment diversity and performance, and low unemployment (source: Moody’s). In fiscal 2006, the state’s non-farm payroll increased 1.9% compared to national growth of 1.4% (source: Nelson A. Rockefeller State Revenue Report #65). As of March 2007, the state’s unemployment rate was slightly high at 4.5% compared to the national unemployment rate of 4.4% (source: U.S. Department of Labor).

For fiscal 2006, tax revenues were up 8.8% (source: Nelson A. Rockefeller State Revenue Report #65). According to a recent Moody’s report, the state’s General Fund ended fiscal 2006 at $838.8 million, a $745.8 million increase over 2005. The budget reserve has climbed back to $1.1 billion, on a budgetary basis (source: Fiscal Survey of the States, December 2006). The enacted 2006-2007 Budget projects total spending to increase 8.4%. Most of the spending increases are going toward K-12 education, health and human services, and public safety. The state is paying for these increases with approximately $1 billion in new ongoing revenues, including a $0.75 per pack increase in the cigarette tax.

Q: How did the Fund perform versus its benchmark and peer group?

A: Minnesota Municipal Income Fund II returned +6.05% at net asset value (share returns include distributions reinvested). The median return of the Fund’s peer group, the Lipper Other States Municipal Debt category, was +4.65% during the same period. As a broader benchmark, the Lehman Brothers Municipal Index returned +5.43% over the 12-month period (sources: Lipper, Lehman Brothers).

We remind shareholders that substantially all dividends in the Fund are free from federal income tax but may be subject to the alternative minimum tax, which applies to certain taxpayers. Capital gains, if any, are taxable. Additionally, past performance is not a guarantee of future results. Investors should consult with a tax professional regarding their specific situation.

Q: What strategies affected Fund performance?

A: Bonds issued to finance hospitals and other healthcare projects outperformed other portions of the municipal bond market during the fiscal year. The healthcare industry currently appears stable and is growing based on the current and future needs of aging baby boomers. Healthcare bonds tend to be among the lower-rated investment grade issues (A or BBB by S&P). An example in the Fund of one of the better performers is a bond issued by the City of Duluth for the Benedictine Health System, which is rated A- by S&P and A- by Fitch, and is due to mature in 2033.

Bonds issued to finance corporate-related projects, were the top-performing sector in the Lehman Brothers Municipal Bond Index for the period. The Fund was slightly overweight versus the benchmark in this sector. An example of a strong performer was a bond issued for an electric co-generation facility by Laurentian Energy Authority. The bond is currently rated Baa3 by Moody’s and matures in 2021.

On the downside, bonds that were pre-refunded were among the underperformers over a one-year period. An example in the Fund is an AAA-rated (by S&P) Minnesota Agriculture and Economic Development Board Revenue bond paying 5.75% interest and scheduled for redemption later in 2007.

Many pre-refunded bonds in the Fund showed fiscal year total returns for the period that were lower compared to other bonds in the Fund during market rallies, but they currently still

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

April 10, 2007

provide attractive income payments. Traditionally, we have opted to hold these bonds, maintaining the high book yield and not realizing a taxable gain. A downside of this strategy is that the short call dates may restrict price appreciation which, during periods of falling interest rates, constrains the bond’s total return.

In comparing returns to the benchmark index and some of the Fund’s peers, one limiting factor for the Fund was that it did not utilize the noninvestment grade segment of the market. This rating category outperformed the Lehman Brothers Municipal Bond Index, posting a +9.84% return. At its February 2007 meeting, the Fund’s board of directors approved a change that will allow us to invest up to 20% of the Fund’s net assets in municipal bonds that are rated lower than Ba1 by Moody’s or BB+ by S&P, or that are unrated but judged to be of comparable quality.

Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks may include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as “junk bonds.” Such securities are regarded, on balance, as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed.

Fund managers

Joseph Baxter
Senior Vice President, Head of Municipal Bond
Department, Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Florida Insured Municipal Income Fund,
Minnesota Municipal Income Fund II

Mr. Baxter joined Delaware Investments in 1999. He heads the firm’s municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

Robert Collins
Senior Vice President, Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Florida Insured Municipal Income Fund,
Minnesota Municipal Income Fund II

Mr. Collins joined Delaware Investments in 2004 and is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of the Financial Analysts of Wilmington, Delaware.

Denise Franchetti
Vice President, Portfolio Manager,
Senior Research Analyst
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Florida Insured Municipal Income Fund,
Minnesota Municipal Income Fund II

Ms. Franchetti joined Delaware Investments in 1997 as a research analyst for the municipal bond group. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Previously, Ms. Franchetti was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Ms. Franchetti received her bachelor’s degree and an MBA from LaSalle University, and she is a member of The CFA Society of Philadelphia.

Performance summaries

Delaware Investments
Arizona Municipal Income Fund, Inc.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.

Total Fund net assets
$43.9 million

Number of holdings
52

Fund start date
Feb. 26, 1993

Delaware Investments
Colorado Insured Municipal Income Fund, Inc.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.

Total Fund net assets
$73.1 million

Number of holdings
52

Fund start date
July 29, 1993

Delaware Investments
Florida Insured Municipal Income Fund

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax consistent with preservation of capital.

Total Fund net assets
$35.2 million

Number of holdings
39

Fund start date
Feb. 26, 1993

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital.

Total Fund net assets
$171.1 million

Number of holdings
126

Fund start date
Feb. 26, 1993

Sector allocations and credit quality breakdowns

As of March 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Arizona Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	152.47%
Education Revenue Bonds	16.48%
Electric Revenue Bonds	12.60%
Escrowed to Maturity Bonds	6.09%
Health Care Revenue Bonds	19.52%
Housing Revenue Bonds	2.05%
Lease Revenue Bonds	8.73%
Local General Obligation Bonds	20.08%
Pre-Refunded Bonds	36.30%
Special Tax Revenue Bonds	8.36%
Transportation Revenue Bonds	16.70%
Water & Sewer Revenue Bonds	5.56%
Short-Term Investments	3.64%
Total Value of Securities	156.11%
Receivables and Other Assets Net of Liabilities	0.82%
Liquidation Value of Preferred Stock	(56.93% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	67.71%
AA	15.24%
A	8.20%
BBB	7.41%
Not Rated	1.44%
Total	100.00%

Delaware Investments
Colorado Insured Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	148.74%
Education Revenue Bonds	29.87%
Electric Revenue Bonds	1.48%
Health Care Revenue Bonds	5.36%
Lease Revenue Bonds	13.11%
Local General Obligation Bonds	14.55%
Pre-Refunded Bonds	49.08%
Special Tax Revenue Bonds	5.54%
Transportation Revenue Bonds	18.76%
Water & Sewer Revenue Bonds	10.99%
Short-Term Investments	1.50%
Total Value of Securities	150.24%
Receivables and Other Assets Net of Liabilities	4.51%
Liquidation Value of Preferred Stock	(54.75% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	100.00%
Total	100.00%

As of March 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Florida Insured Municipal Income Fund

Percentage
Sector	of Net Assets
Municipal Bonds	151.21%
Education Revenue Bonds	3.56%
Electric Revenue Bonds	5.81%
Health Care Revenue Bonds	18.20%
Housing Revenue Bonds	23.12%
Lease Revenue Bonds	20.02%
Local General Obligation Bonds	3.87%
Pre-Refunded Bonds	9.15%
Special Tax Revenue Bonds	26.35%
State General Obligation Bonds	5.97%
Transportation Revenue Bonds	15.51%
Water & Sewer Revenue Bonds	19.65%
Short-Term Investments	3.40%
Total Value of Securities	154.61%
Receivables and Other Assets Net of Liabilities	2.11%
Liquidation Value of Preferred Stock	(56.72% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	100.00%
Total	100.00%

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

	Percentage
Sector	of Net Assets
Municipal Bonds	158.45%
Corporate-Backed Revenue Bonds	6.60%
Education Revenue Bonds	8.65%
Electric Revenue Bonds	21.06%
Escrowed to Maturity Bonds	17.13%
Health Care Revenue Bonds	21.58%
Housing Revenue Bonds	9.76%
Lease Revenue Bonds	10.42%
Local General Obligation Bonds	25.98%
Pre-Refunded Bonds	22.91%
Special Tax Revenue Bonds	1.64%
State General Obligation Bonds	5.08%
Transportation Revenue Bonds	7.64%
Short-Term Investments	0.47%
Total Value of Securities	158.92%
Liabilities Net of Receivables and Other Assets	(3.41%	)
Liquidation Value of Preferred Stock	(55.51%	)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	57.03%
AA	14.38%
A	15.95%
BBB	9.21%
BB	2.16%
B	0.36%
Not Rated	0.91%
Total	100.00%

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

March 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 152.47%
Education Revenue Bonds – 16.48%
Arizona State University Certificates
of Participation (Research
Infrastructure Project)
5.00% 9/1/30 (AMBAC)	$1,000,000	$1,048,890
Arizona Student Loan Acquisition
Authority Revenue Refunding
Series A-1 5.90% 5/1/24 (AMT)	1,500,000	1,589,055
Glendale Industrial Development
Authority Revenue Refunding
(Midwestern University)
5.00% 5/15/31	350,000	373,398
Northern Arizona University
Certificates of Participation
(Northern Arizona University
Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	1,054,390
Pima County Industrial
Development Authority (Tucson
Day School Project)
5.00% 6/1/37	500,000	502,145
South Campus Group Student
Housing Revenue (Arizona
State University South Campus
Project) 5.625% 9/1/35 (MBIA)	1,000,000	1,096,500
University of Arizona Certificates
of Participation (University
of Arizona Project) Series B
5.125% 6/1/22 (AMBAC)	500,000	527,680
University of Puerto Rico Revenue
Series Q 5.00% 6/1/36	1,000,000	1,042,890
		7,234,948
Electric Revenue Bonds – 12.60%
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
(Salt River Project)
Series A 5.00% 1/1/31	1,500,000	1,573,170
Series A 5.00% 1/1/37	2,500,000	2,646,000
Series B 5.00% 1/1/25	1,250,000	1,315,563
		5,534,733
Escrowed to Maturity Bonds – 6.09%
Puerto Rico Commonwealth
Infrastructure Financing Authority
Series A 5.50% 10/1/40	2,500,000	2,674,950
		2,674,950
Health Care Revenue Bonds – 19.52%
Maricopa County Industrial
Development Authority Revenue
(Catholic Healthcare West)
Series A 5.50% 7/1/26	430,000	460,582
(Mayo Clinic) 5.00% 11/15/36	750,000	784,343
Maricopa County Industrial
Development Authority Health
Facilities Revenue
(Mayo Clinic Hospital)
5.25% 11/15/37	2,000,000	2,047,160
Show Low Industrial Development
Authority Hospital Revenue
(Navapache Regional Medical
Center)
Series A 5.50% 12/1/17 (ACA)	1,600,000	1,643,968
University Medical Center
Corporation Arizona Hospital
Revenue
5.00% 7/1/33	1,000,000	1,021,890
5.00% 7/1/35	500,000	511,500
Yavapai County Industrial
Development Authority
Revenue (Yavapai Regional
Medical Center) Series A
5.25% 8/1/21 (RADIAN)	2,000,000	2,104,859
		8,574,302
Housing Revenue Bonds – 2.05%
Phoenix Industrial Development
Authority Single Family
Statewide Revenue
Series A 5.35% 6/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	465,000	472,026
Series C 5.30% 4/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	370,000	372,720
Pima County Industrial
Development Authority Single
Family Mortgage Revenue
Series A-1 6.125% 11/1/33
(GNMA) (FNMA) (FHLMC) (AMT)	55,000	55,128
		899,874
Lease Revenue Bonds – 8.73%
Arizona Game & Fishing
Department & Commission
Beneficial Interest Certificates
(Administration Building Project)
5.00% 7/1/26	640,000	669,133
Coconino County Unified School
District #8 (Page Impact Aid
Revenue Project of 2004)
Series A 5.00% 7/1/15 (MBIA)	1,000,000	1,078,350
Nogales Development Authority
Municipal Facilities Revenue
5.00% 6/1/30 (AMBAC)	500,000	526,510
Phoenix Civic Improvement
Corporation Excise Tax Senior
Lien (Municipal Courthouse
Project) Series A 5.25% 7/1/24	1,000,000	1,039,710

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Prescott Valley Municipal Property
Corporation 5.00% 1/1/27
(FGIC)	$ 500,000	$ 520,350
		3,834,053
Local General Obligation Bonds – 20.08%
Marana Tangerine Farm Road
Improvement District Revenue
4.60% 1/1/26	1,000,000	998,440
Maricopa County School District #6
(Washington Elementary)
Refunding Series A
5.375% 7/1/13 (FSA)	3,000,000	3,280,679
(Washington Elementary School
Improvement Project of 2001)
Series B 5.00% 7/1/17 (FSA)	1,000,000	1,096,160
Maricopa County School District
#38 Refunding (Madison
Elementary) 5.00% 7/1/13 (FSA)	1,250,000	1,339,538
Queen Creek Improvement
District #1 5.00% 1/1/32	1,000,000	1,021,030
Tempe Union High School
District #213 5.00% 7/1/14 (FSA)	1,000,000	1,080,990
		8,816,837
§Pre-Refunded Bonds – 36.30%
Arizona School Facilities Board
Certificates of Participation
Series B 5.25% 9/1/19-14 (FSA)	1,000,000	1,097,150
Arizona School Facilities Board
Revenue (State School
Improvement) Series 2001
5.00% 7/1/19-11	2,000,000	2,104,140
Arizona Transportation Board
Highway Revenue Refunding
5.75% 7/1/18-09	2,350,000	2,457,465
Arizona Water Infrastructure
Finance Authority Revenue
Water Quality Series A
5.05% 10/1/20-11	1,500,000	1,585,515
Oro Valley Municipal Property
Corporation Excise Tax
5.00% 7/1/20-11 (FGIC)	1,000,000	1,055,780
Puerto Rico Commonwealth
Public Improvement Revenue
Series A 5.125% 7/1/31-11	250,000	264,845
Puerto Rico Highway &
Transportation Authority
Transportation Refunding
Series D 5.00% 7/1/32-12 (FSA)	3,475,000	3,694,654
Scottsdale Industrial Development
Authority Hospital Revenue
(Scottsdale Healthcare)
5.80% 12/1/31-11	1,000,000	1,095,190
Southern Arizona Capital
Facilities Finance Corporation
(University of Arizona Project)
5.00% 9/1/23-12 (MBIA)	1,150,000	1,224,221
Virgin Islands Public Finance
Authority Revenue (Gross
Receipts Tax Loan Note) Series A
6.125% 10/1/29-10 (ACA)	1,250,000	1,361,663
		15,940,623
Special Tax Revenue Bonds – 8.36%
Arizona Tourism & Sports Authority
Tax Revenue Multipurpose
Stadium Facilities Series A
5.00% 7/1/31 (MBIA)	1,000,000	1,041,580
Glendale Municipal Property
Corporation Series A
5.00% 7/1/33 (AMBAC)	2,000,000	2,107,300
San Luis Civic Improvement
Corporation Municipal
Facilities Excise Tax Revenue
5.00% 7/1/38 (XLCA)	500,000	523,890
		3,672,770
Transportation Revenue Bonds – 16.70%
Phoenix Civic Improvement
Corporation Airport Revenue
Series B 5.25% 7/1/27
(FGIC) (AMT)	2,000,000	2,086,920
Puerto Rico Commonwealth
Highway & Transportation
Authority Transportation
Refunding Series D
5.00% 7/1/32 (FSA)	5,025,000	5,244,894
		7,331,814
Water & Sewer Revenue Bonds – 5.56%
Phoenix Civic Improvement
Corporation Wastewater
Systems Revenue Junior Lien
5.00% 7/1/24 (FGIC)	1,590,000	1,657,209
5.00% 7/1/26 (FGIC)	750,000	784,808
		2,442,017
Total Municipal Bonds
(cost $64,117,120)		66,956,921

(continues)     11

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

	Principal
	Amount	Value
•Short-Term Investments – 3.64%
Variable Rate Demand Notes – 3.64%
Arizona Health Facilities Authority
Revenue (Catholic West Health
Facilities) Series B
3.68% 7/1/35	$ 600,000	$ 600,000
Coconino County Industrial
Development Authority
Industrial Development
Revenue (Scuff Steel Project)
3.75% 3/1/27 (LOC
Wells Fargo Bank NA) (AMT)	1,000,000	1,000,000
Total Short-Term Investments
(cost $1,600,000)		1,600,000

Total Value of Securities – 156.11%
(cost $65,717,120)		68,556,921
Receivables and Other Assets
Net of Liabilities – 0.82%		359,212
Liquidation Value of Preferred Stock – (56.93%)		(25,000,000)

Net Assets Applicable to 2,982,200
Shares Outstanding – 100.00%		$ 43,916,133

Net Asset Value Per Common Share
($43,916,133 / 2,982,200 Shares)		$14.73

Components of Net Assets at March 31, 2007:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$ 40,838,893
Accumulated net realized gain on investments		237,439
Net unrealized appreciation of investments		2,839,801
Total net assets		$ 43,916,133

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2007.

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

See accompanying notes

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

March 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 148.74%
Education Revenue Bonds – 29.87%
Boulder County Development
Revenue Refunding
(University Corporation for
Atmospheric Research)
5.00% 9/1/26 (MBIA)	$4,500,000	$ 4,655,610
Colorado Educational &
Cultural Facilities Authority
(Johnson & Wales University
Project) Series A
5.00% 4/1/28 (XLCA)	3,000,000	3,125,370
(Littleton School Project)
4.375% 1/15/36 (CIFG)	1,200,000	1,173,012
(University of Colorado
Foundation Project)
5.00% 7/1/27 (AMBAC)	4,000,000	4,185,640
(University of Northern
Colorado) Series A
5.00% 7/1/31 (MBIA)	2,500,000	2,578,475
Colorado State Board of Governors
(Colorado University) Series B
5.00% 3/1/35 (AMBAC)	1,800,000	1,892,052
University of Northern Colorado
Revenue Refunding
5.00% 6/1/35 (FSA)	4,000,000	4,214,880
		21,825,039
Electric Revenue Bonds – 1.48%
Arkansas River Power Authority
Revenue Improvement
5.25% 10/1/32 (XLCA)	1,000,000	1,081,170
		1,081,170
Health Care Revenue Bonds – 5.36%
Colorado Health Facilities
Authority Revenue
(North Colorado Medical
Center) 5.95% 5/15/12 (MBIA)	1,250,000	1,255,388
(Porter Place) Series A
6.00% 1/20/36 (GNMA)	2,515,000	2,657,902
		3,913,290
Lease Revenue Bonds – 13.11%
Colorado Educational & Cultural
Facilities Authority Revenue
Refunding (Bromley School
Project)
5.25% 9/15/32 (XLCA)	1,000,000	1,074,450
Denver Convention Center Hotel
Authority Refunding Series A
5.00% 12/1/35 (XLCA)	5,000,000	5,258,350
Glendale Certificates of
Participation
5.00% 12/1/25 (XLCA)	1,500,000	1,597,545
Westminster Building Authority
Certificates of Participation
5.25% 12/1/22 (MBIA)	1,555,000	1,646,465
		9,576,810
Local General Obligation Bonds – 14.55%
Adams & Arapahoe Counties Joint
School District #28J (Aurora)
Series A 5.25% 12/1/25 (MBIA)	2,000,000	2,181,140
Adams County School District #14
5.125% 12/1/31 (FSA)	500,000	537,980
Arapahoe County Water &
Wastewater Public Improvement
District Refunding Series A
5.125% 12/1/32 (MBIA)	1,000,000	1,058,590
Bowles Metropolitan District
Refunding 5.00% 12/1/33 (FSA)	2,000,000	2,102,320
Centennial Downs Metropolitan
District Refunding
5.00% 12/1/28 (AMBAC)	1,000,000	1,055,630
Douglas County School District
#Re-1 (Douglas & Elbert
Counties)
5.00% 12/15/21(MBIA)	1,000,000	1,051,890
Garfield County School District
#Re-2 5.00% 12/1/25 (FSA)	1,000,000	1,071,610
Green Valley Ranch Metropolitan
District Refunding
5.75% 12/1/19 (AMBAC)	1,000,000	1,051,470
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	521,405
		10,632,035
§Pre-Refunded Bonds – 49.08%
Auraria Higher Education Center
Parking Facilities System
Revenue
5.50% 4/1/26-10 (AMBAC)	2,485,000	2,615,711
Aurora Certificates of Participation
5.50% 12/1/30-10 (AMBAC)	2,000,000	2,123,420
Burlingame Multifamily Housing
Revenue Series A
6.00% 11/1/29-09 (MBIA)	2,290,000	2,442,720
Colorado Educational &
Cultural Facilities Authority
(University of Denver Project)
5.50% 3/1/21-11 (AMBAC)	3,200,000	3,412,480
Series B 5.25% 3/1/35-16 (FGIC)	1,500,000	1,657,815
Colorado Water Resources &
Power Development Authority
Revenue Series A
5.80% 11/1/20-10 (FGIC)	1,220,000	1,308,011
Denver City & County Excise Tax
Revenue (Colorado Convention
Center Project)
Series A 5.00% 9/1/20-11 (FSA)	6,500,000	6,813,949

(continues)     13

Statements of net assets

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Denver Convention Center Series A
5.00% 12/1/33-13 (XLCA)	$3,000,000	$ 3,220,230
E-470 Public Highway Authority
Series A
5.75% 9/1/29-10 (MBIA)	3,000,000	3,250,170
5.75% 9/1/35-10 (MBIA)	1,700,000	1,841,763
Eagle County Certificates of
Participation 5.40% 12/1/18-09
(MBIA)	1,000,000	1,054,070
Garfield Pitkin & Eagle County
School District #Re-1 Series A
(Roaring Fork County) Series A
5.00% 12/15/27-14 (FSA)	1,500,000	1,625,055
Lakewood Certificates of Participation
5.375% 12/1/22-10 (AMBAC)	2,000,000	2,118,440
Pueblo County (Library District
Project) 5.80% 11/1/19-09
(AMBAC)	1,395,000	1,469,563
Weld & Adams Counties School
District #Re-3J
5.00% 12/15/24-14 (FSA)	830,000	899,197
		35,852,594
Special Tax Revenue Bonds – 5.54%
Broomfield County Sales & Use
Tax Revenue Refunding &
Improvement Series A
5.00% 12/1/31 (AMBAC)	650,000	682,312
Golden Sales & Use Tax Revenue
Improvement Series B
5.10% 12/1/20 (AMBAC)	1,000,000	1,055,750
Gypsum Sales Tax & General
Funding Revenue 5.25% 6/1/30
(Assured Gty)	1,000,000	1,083,060
Regional Transportation District
Sales Tax Revenue (Fastracks
Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,227,775
		4,048,897
Transportation Revenue Bonds – 18.76%
Denver City & County
Airport Revenue
Series A 5.00% 11/15/25 (FGIC)	1,000,000	1,063,160
Series E 5.25% 11/15/23 (MBIA)	7,500,000	7,636,650
Northwest Parkway Public Highway
Authority Series A
5.25% 6/15/41 (FSA)	4,150,000	4,419,086
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue
Refunding Series N
5.25% 7/1/39 (FGIC)	500,000	584,855
		13,703,751
Water & Sewer Revenue Bonds – 10.99%
Colorado Water Resources &
Power Development Authority
Small Revenue Series A
5.80% 11/1/20 (FGIC)	780,000	833,836
Colorado Water Resources &
Power Development Authority
Water Resources Revenue
(Parker Water & Sanitation
District) Series D
5.125% 9/1/34 (MBIA)	1,500,000	1,589,475
5.25% 9/1/43 (MBIA)	2,000,000	2,137,220
Lafayette Water Revenue Series A
5.00% 12/1/27 (MBIA)	1,100,000	1,162,458
Ute Water Conservancy District
Revenue 5.75% 6/15/20 (MBIA)	2,155,000	2,304,815
		8,027,804
Total Municipal Bonds
(cost $103,516,553)		108,661,390

Short-Term Investments – 1.50%
•Variable Rate Demand Notes – 1.50%
Colorado Housing & Finance
Authority Class I AA3
3.66% 5/1/36	1,100,000	1,100,000
Total Short-Term Investments
(cost $1,100,000)		1,100,000
Total Value of Securities – 150.24%
(cost $104,616,553)		109,761,390
Receivables and Other Assets
Net of Liabilities – 4.51%		3,294,347
Liquidation Value of Preferred Stock – (54.75%)		(40,000,000)
Net Assets Applicable to 4,837,100
Shares Outstanding – 100.00%		$ 73,055,737

Net Asset Value Per Common Share
($73,055,737 / 4,837,100 Shares)		$15.10

Components of Net Assets at March 31, 2007
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$ 67,238,110
Undistributed net investment income		264,788
Accumulated net realized gain on investments		408,002
Net unrealized appreciation of investments		5,144,837
Total net assets		$ 73,055,737

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2007.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
Assured Gty — Insured by the Assured Guaranty Corporation
CIFG — CDC IXIS Financial Guaranty
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
XLCA — Insured by XL Capital Assurance

See accompanying notes

(continues)     15

Statements of net assets

Delaware Investments Florida Insured Municipal Income Fund

March 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 151.21%
Education Revenue Bonds – 3.56%
Florida Agriculture &
Mechanical University Revenue
(Student Apartment Facility)
5.625% 7/1/21 (MBIA)	$1,250,000	$1,256,075
		1,256,075
Electric Revenue Bonds – 5.81%
JEA Electric Systems Revenue
Series 3-A 5.00% 10/1/34 (FSA)	2,000,000	2,047,660
		2,047,660
Health Care Revenue Bonds – 18.20%
Escambia County Health Facilities
Authority (Florida Health Care
Facilities - VHA Program)
5.95% 7/1/20 (AMBAC)	355,000	368,774
Lee County Memorial Health
System Board of Directors
Series A 5.00% 4/1/20 (FSA)	1,000,000	1,036,440
Miami-Dade County Public
Facilities Revenue (Jackson
Health Systems) Series A
5.00% 6/1/35 (MBIA)	1,500,000	1,572,135
Orange County Health Facilities
Authority Revenue (Orlando
Regional Healthcare) Series A
6.25% 10/1/18 (MBIA)	2,000,000	2,388,160
South Broward Hospital Refunding
5.00% 5/1/35 (MBIA)	1,000,000	1,050,770
		6,416,279
Housing Revenue Bonds – 23.12%
Broward County Housing Finance
Authority (St. Croix Apartments
Project) Series A
5.45% 11/1/36 (FSA) (AMT)	935,000	964,658
Florida Housing Finance Agency
(Homeowner Mortgage)
Series 2 5.90% 7/1/29
(MBIA) (AMT)	410,000	416,535
(Leigh Meadows Apartments
HUD) Series N 6.30% 9/1/36
(AMBAC) (AMT)	2,510,000	2,554,579
(Woodbridge Apartments
Project) Series L
6.05% 12/1/16 (AMBAC) (AMT)	1,120,000	1,142,310
6.25% 6/1/36 (AMBAC) (AMT)	1,500,000	1,530,150
Volusia County Multifamily
Housing Finance Authority (San
Marco Apartments) Series A
5.60% 1/1/44 (FSA) (AMT)	1,500,000	1,544,565
		8,152,797
Lease Revenue Bonds – 20.02%
Broward County School Board
Certificates of Participation
Series A 5.25% 7/1/24 (FSA)	1,000,000	1,062,470
Florida State Municipal Loan
Council Revenue Series A
5.00% 2/1/35 (MBIA)	2,000,000	2,094,080
Orange County School Board
Certificates of Participation
Series A 5.00% 8/1/27 (MBIA)	1,250,000	1,294,575
Palm Beach County School Board
Certificates of Participation
Series D 5.00% 8/1/28 (FSA)	1,500,000	1,552,755
South Florida Water Management
District Certificate of
Participation
5.00% 10/1/36 (AMBAC)	1,000,000	1,053,740
		7,057,620
Local General Obligation Bonds – 3.87%
Julington Creek Plantation
Community Development
District Special Assessment
5.00% 5/1/29 (MBIA)	295,000	306,824
Port St. Lucie 5.00% 7/1/35 (MBIA)	1,000,000	1,057,600
		1,364,424
§Pre-Refunded Bonds – 9.15%
Florida State Board of Education
(Capital Outlay Public
Education) Series C 6.00%
6/1/21-10 (FGIC)	2,000,000	2,158,120
Tampa Utility Tax Improvement
Series A 6.125% 10/1/19-09
(AMBAC)	1,000,000	1,068,940
		3,227,060
Special Tax Revenue Bonds – 26.35%
Flagler County Capital
Improvements Revenue
5.00% 10/1/35 (MBIA)	1,000,000	1,052,100
Florida State Department of
Transportation (Right of Way)
5.00% 7/1/31 (FGIC)	1,525,000	1,606,816
Jacksonville Sales Tax Revenue
5.00% 10/1/30 (MBIA)	1,500,000	1,583,385
Jacksonville Transportation
Revenue 5.25% 10/1/29 (MBIA)	2,000,000	2,110,519
¶Miami-Dade County Special
Obligation (Capital Appreciation
& Income) Series B
5.00% 10/1/35 (MBIA)	2,000,000	1,887,560
Seminole County Sales Tax Revenue
Series A 5.00% 10/1/31 (MBIA)	1,000,000	1,048,320
		9,288,700

	Principal
	Amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 5.97%
Florida State Board of Education
Public Education (Capital
Outlay) Series E 5.00% 6/1/34
(AMBAC)	$2,000,000	$ 2,105,460
		2,105,460
Transportation Revenue Bonds – 15.51%
Florida Ports Financing
Commission Revenue (State
Transportation Trust Fund)
5.375% 6/1/27 (MBIA) (AMT)	1,000,000	1,012,030
Miami-Dade County Aviation
Revenue (Miami International
Airport) Series B
5.00% 10/1/37 (FGIC)	2,250,000	2,350,823
Miami-Dade County Expressway
Authority Toll Systems Revenue
5.00% 7/1/37 (AMBAC)	1,000,000	1,057,210
Series B 5.00% 7/1/33 (FGIC)	1,000,000	1,046,640
		5,466,703
Water & Sewer Revenue Bonds – 19.65%
Cape Coral Water & Sewer
Revenue 4.75% 10/1/31
(AMBAC)	1,000,000	1,028,120
JEA Florida Water & Sewer Systems
Revenue Sub-Second Crossover
5.00% 10/1/25 (MBIA)	1,000,000	1,054,650
Riviera Beach Utilities Special
District Water & Sewer Revenue
5.00% 10/1/34 (FGIC)	1,200,000	1,258,632
Village Center Community
Development District Utility
Revenue 5.00% 10/1/36 (MBIA)	1,500,000	1,564,290
Winter Haven Utilities Systems
Revenue 5.00% 10/1/30 (MBIA)	1,915,000	2,022,891
		6,928,583
Total Municipal Bonds
(cost $51,630,697)		53,311,361

•Short-Term Investments – 3.40%
Variable Rate Demand Notes – 3.40%
Orange County Health Facilities
Authority Revenue Series B
3.80% 10/1/41 (FGIC)	1,200,000	1,200,000
Total Short-Term Investments
(cost $1,200,000)		1,200,000
Total Value of Securities – 154.61%
(cost $52,830,697)		$ 54,511,361
Receivables and Other Assets
Net of Liabilities – 2.11%		744,964
Liquidation Value of Preferred Stock – (56.72%)		(20,000,000)
Net Assets Applicable to 2,422,200
Shares Outstanding – 100.00%		$ 35,256,325

Net Asset Value Per Common Share
($35,256,325 / 2,422,200 Shares)		$14.56

Components of Net Assets at March 31, 2007:
Common stock, $0.01 par value, unlimited shares
authorized to the Fund		$ 33,361,389
Undistributed net investment income		71,820
Accumulated net realized gain on investments		142,452
Net unrealized appreciation of investments		1,680,664
Total net assets		$ 35,256,325

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2007.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
HUD — Housing and Urban Development
MBIA — Insured by the Municipal Bond Insurance Association
VHA — Veterans Health Administration

See accompanying notes

(continues)     17

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

March 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 158.45%
Corporate-Backed Revenue Bonds – 6.60%
Anoka County Solid Waste
Disposal Revenue (National
Rural Utility) Series A
6.95% 12/1/08 (AMT)	$ 300,000	$ 308,481
Cloquet Pollution Control
Revenue Refunding (Potlatch
Corporation Project)
5.90% 10/1/26	5,500,000	5,642,945
Laurentian Energy Authority I
Cogeneration Revenue
Series A 5.00% 12/1/21	3,325,000	3,398,715
Minneapolis Community
Development Agency
Supported (Limited Tax
Common Bond Fund) Series A
6.75% 12/1/25
(LOC – US Bank NA) (AMT)	865,000	921,952
Sartell Environmental Improvement
Revenue Refunding
(International Paper)
Series A 5.20% 6/1/27	1,000,000	1,032,550
		11,304,643
Education Revenue Bonds – 8.65%
Minneapolis Art Center Facilities
Revenue (Walker Art Center
Project) 5.125% 7/1/21	4,250,000	4,419,320
Minnesota State Higher Education
Facilities Authority Revenue
(Augsburg College) Series 6-J1
5.00% 5/1/28	750,000	775,665
(College of St. Benedict) Series 5-W
5.00% 3/1/20	2,000,000	2,070,300
5.25% 3/1/24	300,000	314,424
(St. Catherine College)
Series 5-N1 5.375% 10/1/32	1,500,000	1,576,770
(St. Mary’s University)
Series 5-U 4.80% 10/1/23	1,400,000	1,431,052
(St. Thomas University) Series 5-Y
5.00% 10/1/24	1,000,000	1,042,860
5.25% 10/1/34	1,500,000	1,593,030
St. Cloud Housing & Redevelopment
Authority Revenue (State
University Foundation Project)
5.00% 5/1/23	1,000,000	1,041,140
University of the Virgin Islands
Improvement Series A
5.375% 6/1/34	500,000	531,410
		14,795,971
Electric Revenue Bonds – 21.06%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A
5.25% 10/1/25	250,000	267,040
Minnesota State Municipal Power
Agency Electric Revenue
Series A
5.00% 10/1/34	6,500,000	6,723,795
5.25% 10/1/19	1,610,000	1,715,375
Southern Minnesota Municipal
Power Agency Supply
System Revenue
&[1] 5.25% 1/1/14 (AMBAC)	14,000,000	15,254,750
&[2] 5.25% 1/1/15 (AMBAC)	3,000,000	3,294,840
Series A 5.25% 1/1/16 (AMBAC)	1,500,000	1,656,465
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 5.00% 1/1/30 (MBIA)	6,790,000	7,128,346
		36,040,611
Escrowed to Maturity Bonds – 17.13%
Dakota/Washington Counties
Housing & Redevelopment
Authority Bloomington
Mortgage Single Family
Residential Mortgage Revenue
8.375% 9/1/21 (GNMA) (FHA)
(VA) (AMT)	8,055,000	11,657,760
Southern Minnesota Municipal
Power Agency Supply System
Revenue Series B
5.50% 1/1/15 (AMBAC)	390,000	413,150
5.75% 1/1/11 (FGIC)	1,000,000	1,040,500
St. Paul Housing &
Redevelopment Authority Sales
Tax (Civic Center Project)
5.55% 11/1/23	2,300,000	2,379,695
5.55% 11/1/23 (MBIA)	4,200,000	4,345,530
University of Minnesota Hospital &
Clinics 6.75% 12/1/16	2,580,000	3,091,408
University of Minnesota Series A
5.50% 7/1/21	4,000,000	4,604,320
Western Minnesota Municipal
Power Agency Supply Revenue
Series A 6.625% 1/1/16	1,535,000	1,777,131
		29,309,494

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds – 21.58%
Bemidji Health Care Facilities
First Meeting Revenue (North
Country Health Services)
5.00% 9/1/24 (RADIAN)	$1,500,000	$ 1,546,935
Duluth Economic Development
Authority Health Care Facilities
Revenue (Benedictine
Health System-St. Mary’s
Hospital) 5.25% 2/15/33	5,000,000	5,217,849
Glencoe Health Care Facilities
Revenue (Glencoe Regional
Health Services Project)
5.00% 4/1/25	2,000,000	2,062,520
Maple Grove Health Care Facilities
Revenue (North Memorial
Health Care) 5.00% 9/1/29	1,515,000	1,576,161
Minneapolis Health Care
System Revenue
(Allina Health Systems) Series A
5.75% 11/15/32	3,200,000	3,440,224
(Fairview Health Services) Series D
5.00% 11/15/30 (AMBAC)	1,500,000	1,581,015
5.00% 11/15/34 (AMBAC)	3,250,000	3,418,318
Minnesota Agricultural & Economic
Development Board Revenue
Refunding (Fairview Health
Care System) Series A
5.75% 11/15/26 (MBIA)	100,000	103,078
6.375% 11/15/29	195,000	210,210
Northfield Hospital Revenue
5.375% 11/1/31	750,000	796,410
Rochester Health Care Facilities
Revenue
(Mayo Clinic) 5.00% 11/15/36	2,000,000	2,093,120
(Mayo Foundation) Series B
5.50% 11/15/27	4,365,000	4,484,688
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,560,000	1,632,556
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B 5.25% 7/1/30	1,250,000	1,316,463
St. Paul Housing & Redevelopment
Authority Health Care Facilities
Revenue
(Healthpartners Obligation
Group Project) 5.25% 5/15/36	2,000,000	2,103,260
(Regions Hospital Project)
5.30% 5/15/28	1,000,000	1,016,840
St. Paul Housing & Redevelopment
Authority Revenue
(Franciscan Health Project-
Elderly) 5.40% 11/20/42
(GNMA) (FHA)	2,700,000	2,846,205
Waconia Health Care Facilities
Revenue (Ridgeview Medical
Center Project) Series A
6.10% 1/1/19 (RADIAN)	1,405,000	1,483,146
		36,928,998
Housing Revenue Bonds – 9.76%
Chanhassen Multifamily Housing
Revenue Refunding (Heritage
Park Apartments
Project HUD Section 8)
6.20% 7/1/30 (FHA) (AMT)	1,105,000	1,128,083
Dakota County Housing &
Redevelopment Authority Single
Family Mortgage Revenue
5.85% 10/1/30 (GNMA)
(FNMA) (AMT)	16,000	16,304
Harmony Multifamily Housing
Revenue HUD Section 8
(Zedakah Foundation Project)
Series A 5.95% 9/1/20	1,000,000	974,550
Minneapolis Multifamily Housing
Revenue
(Gaar Scott Loft Project)
5.95% 5/1/30 (AMT)	950,000	986,509
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	890,000	890,223
(Seward Towers Project)
5.00% 5/20/36 (GNMA)	2,000,000	2,068,100
(Sumner Housing Project)
Series A 5.15% 2/20/45
(GNMA) (AMT)	3,575,000	3,653,221
Minnesota State Housing Finance
Agency Revenue (Rental
Housing) Series D
5.95% 2/1/18 (MBIA)	130,000	130,235
Minnesota State Housing Finance
Agency Revenue
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,775,000	1,819,215
Series I 5.15% 7/1/38 (AMT)	1,000,000	1,028,440
(Single Family Mortgage)
Series A 5.00% 2/1/35 (AMT)	1,000,000	1,014,840
Series J 5.90% 7/1/28 (AMT)	1,035,000	1,061,879

(continues)     19

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Southeastern Minnesota
Multi-County Housing &
Redevelopment Authority
Revenue (Winona County)
5.35% 1/1/28	$1,170,000	$ 1,171,568
Washington County Housing &
Redevelopment Authority
Revenue Refunding
(Woodland Park Apartments
Project) 4.70% 10/1/32	750,000	757,785
		16,700,952
Lease Revenue Bonds – 10.42%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24	500,000	525,390
5.20% 2/1/29	1,000,000	1,055,430
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities Bonds)
Series D 5.25% 7/1/27	530,000	555,827
St. Paul Port Authority Lease
Revenue
(Cedar Street Office
Building Project)
5.00% 12/1/22	2,385,000	2,512,192
5.25% 12/1/27	4,800,000	5,077,680
Series 3-12 5.125% 12/1/27	1,000,000	1,056,660
(Robert Street Office
Building Project)
Series 3-11 5.00% 12/1/27	3,045,000	3,195,179
Series 9 5.25% 12/1/27	2,000,000	2,122,980
Virginia Housing & Redevelopment
Authority Health Care Facility
Lease Revenue
5.25% 10/1/25	680,000	714,476
5.375% 10/1/30	965,000	1,020,266
		17,836,080
Local General Obligation Bonds – 25.98%
Centennial Independent School
District #012 Series A
5.00% 2/1/20 (FSA)	800,000	843,992
Dakota County Community
Development Agency
Governmental Housing
Refunding
(Senior Housing Facilities)
Series A 5.00% 1/1/23	1,100,000	1,163,239
Elk River Independent School
District #728 Series A
5.00% 2/1/16 (FGIC)	1,500,000	1,613,535
Farmington Independent School
District #192
Series A 5.00% 2/1/23 (FSA)	2,280,000	2,389,440
Series B 5.00% 2/1/27 (FSA)	1,500,000	1,586,010
Hennepin County Regional Railroad
Authority 5.00% 12/1/26	3,500,000	3,618,264
Hennepin County Series B
5.00% 12/1/18	2,300,000	2,402,005
Lakeville Independent School
District #194 Series A
4.75% 2/1/22 (FSA)	2,000,000	2,068,340
Metropolitan Council Waste Water
Treatment Series B
4.375% 12/1/27	2,500,000	2,486,400
5.00% 12/1/21	2,000,000	2,148,640
Minneapolis Refunding (Sports
Arena Project) 5.125% 10/1/20	750,000	760,313
Minneapolis Special School District
#001 5.00% 2/1/19 (FSA)	1,175,000	1,247,180
Moorhead Economic Development
Authority Tax Increment
Series A 5.25% 2/1/25 (MBIA)	1,000,000	1,055,640
Moorhead Improvement Series B
5.00% 2/1/33 (MBIA)	3,250,000	3,413,768
Morris Independent School District
#769 5.00% 2/1/28 (MBIA)	3,750,000	3,982,349
Mounds View Independent School
District #621 Series A
5.00% 2/1/23 (FSA)	2,020,000	2,117,142
Princeton Independent School
District Refunding #477
Series A 5.00% 2/1/24 (FSA)	1,000,000	1,060,780
Robbinsdale Independent School
District #281
5.00% 2/1/21 (FSA)	500,000	526,595
St. Michael Independent School
District #885
5.00% 2/1/22 (FSA)	2,000,000	2,109,980
5.00% 2/1/24 (FSA)	1,125,000	1,186,864
Washington County Housing &
Redevelopment Authority
Refunding Series B
5.50% 2/1/22 (MBIA)	1,705,000	1,812,875
5.50% 2/1/32 (MBIA)	2,140,000	2,265,768
Willmar (Rice Memorial Hospital
Project) 5.00% 2/1/32 (FSA)	2,500,000	2,608,350
		44,467,469
§Pre-Refunded Bonds – 22.91%
Chaska Electric Revenue Series A
6.00% 10/1/25-10	1,000,000	1,077,130

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – (continued)
Minneapolis Community
Development Agency (Limited
Tax Common Bond Fund) Series
(Limited Tax Common Bond
Fund) Series G-1
5.70% 12/1/19-11	$1,100,000	$ 1,183,996
Series G-3 5.45% 12/1/31-11	1,000,000	1,074,140
Minneapolis Health Care System
Revenue (Fairview Health Services)
Series A 5.625% 5/15/32-12	2,750,000	3,015,705
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A 5.00% 1/1/30-08
(AMBAC)	2,450,000	2,498,878
Series A 5.125% 1/1/25-09
(FGIC)	900,000	931,284
Series C 5.25% 1/1/32-11 (FGIC)	6,000,000	6,330,239
Minneapolis/St. Paul Metropolitan
Area Council Series C
5.00% 2/1/22-11	1,000,000	1,044,770
Minnesota Agricultural & Economic
Development Board Revenue
(Fairview Health Care System)
Series A
5.75% 11/15/26-07 (MBIA)	5,450,000	5,626,907
6.375% 11/15/29-10	6,105,000	6,710,676
Puerto Rico Commonwealth
6.00% 7/1/26-07	1,000,000	1,020,810
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series D
5.25% 7/1/38-12	1,000,000	1,075,050
Puerto Rico Commonwealth Public
Improvement Revenue Series A
5.00% 7/1/27-12	1,250,000	1,331,463
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities) Series D
5.25% 7/1/27-12	1,470,000	1,578,148
Rochester Electric Utility Revenue
5.25% 12/1/30-10 (AMBAC)	600,000	627,414
Southern Minnesota Municipal
Power Agency Supply Revenue
Refunding Series A
5.75% 1/1/18-13	3,715,000	4,089,398
		39,216,008
Special Tax Revenue Bonds – 1.64%
Minneapolis Community
Development Agency Revenue
(Limited Tax Supported
Common Bond Fund) Series 5
5.70% 12/1/27	375,000	377,989
Minneapolis Development Revenue
(Limited Tax Supported
Common Bond Fund)
5.50%12/1/24 (AMT)	1,000,000	1,061,520
Puerto Rico Commonwealth
Infrastructure Financing
Authority (Special Tax Revenue)
Series B 5.00% 7/1/46	800,000	831,416
Virgin Islands Public Finance
Authority Revenue (Senior Lien
Matching Fund Loan Notes)
Series A 5.25% 10/1/23	500,000	532,495
		2,803,420
State General Obligation Bonds – 5.08%
Minnesota State
5.00% 11/1/17	1,160,000	1,184,244
5.00% 8/1/21	5,025,000	5,293,637
Puerto Rico Commonwealth Public
Improvement Series A
5.50% 7/1/19 (MBIA)	1,000,000	1,148,820
Puerto Rico Government
Development Bank Senior Notes
Series B 5.00% 12/1/14	1,000,000	1,067,950
		8,694,651
Transportation Revenue Bonds – 7.64%
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A
5.00% 1/1/22 (MBIA)	3,000,000	3,134,580
5.00% 1/1/28 (MBIA)	2,120,000	2,207,386
5.25% 1/1/16 (MBIA)	1,000,000	1,069,700
Series B
5.00% 1/1/35 (AMBAC)	2,000,000	2,094,700
5.25% 1/1/24 (FGIC) (AMT)	1,000,000	1,034,630
St. Paul Housing & Redevelopment
Authority Parking Revenue
(Block 19 Ramp Project)
Series A
5.35% 8/1/29 (FSA)	3,350,000	3,541,318
		13,082,314
Total Municipal Bonds
(cost $258,872,962)		271,180,611

•Short-Term Investments – 0.47%
Variable Rate Demand Notes – 0.47%
University of Minnesota Series C
3.63% 12/1/36	800,000	800,000
Total Short-Term Investments
(cost $800,000)		800,000

(continues)     21

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Total Value of Securities – 158.92%
(cost $259,672,962)	$271,980,611
Liabilities Net of Receivables and
Other Assets – (3.41%)*	(5,837,293)
Liquidation Value of Preferred Stock – (55.51%)	(95,000,000)
Net Assets Applicable to 11,504,975 Shares
Outstanding – 100.00%	$171,143,318

Net Asset Value Per Common Share
($171,143,318 / 11,504,975 Shares)	$14.88

Components of Net Assets at March 31, 2007:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund	$158,785,529
Undistributed net investment income	93,893
Accumulated net realized loss on investments	(43,753)
Net unrealized appreciation of investments	12,307,649
Total net assets	$171,143,318

&	[1]Security held in a trust in connection with the Inverse Floater security $7,000,000, 6.706%, 1/1/14.

&	[2]Security held in a trust in connection with the Inverse Floater security $1,500,000, 6.706%, 1/1/15.

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2007.

*	Includes $8,500,000 in liability for Inverse Floater programs. See Note 8 in “Notes to Financial Statements.”

For additional information on the Inverse Floater Programs, see Note 8 in “Notes to Financial Statements”.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
VA — Insured by the Veterans Administration

See accompanying notes

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds

Year Ended March 31, 2007

	Delaware	Delaware	Delaware	Delaware
	Investments	Investments	Investments	Investments
	Arizona	Colorado Insured	Florida Insured	Minnesota
	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income
	Fund, Inc.	Fund, Inc.	Fund	Fund II, Inc.
Investment Income:
Interest	$ 3,241,635	$ 5,502,486	$ 2,712,469	$ 13,128,934

Expenses:
Management fees	275,385	453,667	221,241	1,061,139
Interest and related expenses	—	—	—	339,001
Remarketing agent fees	63,196	100,000	50,556	237,500
Accounting and administration expenses	27,538	45,367	22,124	105,945
Dividend disbursing and transfer agent fees and expenses	20,566	35,239	29,299	104,927
Audit and tax fees	19,253	20,487	18,917	24,288
Rating agency fees	13,425	13,121	13,425	33,025
Reports and statements to shareholders	11,559	19,951	11,567	30,525
Legal fees	8,347	14,113	5,806	28,248
Directors’/Trustees’ fees and benefits	7,927	13,275	6,382	30,713
Taxes (other than taxes on income)	5,917	9,367	347	14,639
Custodian fees	2,810	3,836	2,444	7,662
Stock exchange fees	2,720	4,579	2,205	14,360
Pricing fees	1,846	1,924	1,480	4,826
Insurance fees	1,209	2,013	970	6,983
Dues and services	1,120	1,983	827	3,193
Consulting fees	1,038	2,987	788	3,470
Registration fees	628	628	628	538
Directors’/Trustees’ expenses	500	517	184	880
	464,984	743,054	389,190	2,051,862
Less expense paid indirectly	(2,771)	(3,772)	(2,413)	(7,396)
Total operating expenses	462,213	739,282	386,777	2,044,466
Net Investment Income	2,779,422	4,763,204	2,325,692	11,084,468

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	387,724	607,660	243,904	159,043
Net change in unrealized appreciation/depreciation of investments	82,776	(275,520)	79,273	2,367,602
Net Realized and Unrealized Gain on Investments	470,500	332,140	323,177	2,526,645

Dividends on Preferred Stock	(925,058)	(1,417,500)	(733,838)	(3,434,732)
Net Increase in Net Assets Resulting from Operations	$ 2,324,864	$ 3,677,844	$ 1,915,031	$ 10,176,381

See accompanying notes

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

	Delaware		Delaware
	Investments Arizona		Investments Colorado
	Municipal Income		Insured Municipal
	Fund, Inc.		Income Fund, Inc.
	Year Ended		Year Ended
	3/31/07	3/31/06	3/31/07	3/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$ 2,779,422	$ 2,835,929	$ 4,763,204	$ 4,925,858
Net realized gain (loss) on investments	387,724	(34,038)	607,660	411,416
Net change in unrealized appreciation/depreciation of investments	82,776	(488,430)	(275,520)	(1,020,909)
Dividends on preferred stock	(925,058)	(701,535)	(1,417,500)	(1,058,796)
Net increase in net assets resulting from operations	2,324,864	1,611,926	3,677,844	3,257,569

Dividends and Distributions to Common Shareholders from:
Net investment income	(2,236,650)	(2,564,692)	(4,111,535)	(4,643,616)
Net realized gain on investments	(95,430)	(59,644)	(343,434)	(145,113)
	(2,332,080)	(2,624,336)	(4,454,969)	(4,788,729)

Net Decrease in Net Assets	(7,216)	(1,012,410)	(777,125)	(1,531,160)

Net Assets:
Beginning of year	43,923,349	44,935,759	73,832,862	75,364,022
End of year	$43,916,133	$43,923,349	$ 73,055,737	$ 73,832,862

Undistributed (Distributions in excess of) net investment income	$ —	$ 330,793	$ 264,788	$ 938,459

	Delaware		Delaware
	Investments Florida		Investments Minnesota
	Insured Municipal		Municipal Income
	Income Fund		Fund II, Inc.
	Year Ended		Year Ended
	3/31/07	3/31/06	3/31/07	3/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$ 2,325,692	$ 2,462,489	$ 11,084,468	$ 7,447,276
Net realized gain on investments	243,904	806,263	159,043	217,830
Net change in unrealized appreciation/depreciation of investments	79,273	(1,379,442)	2,367,602	(1,110,246)
Dividends on preferred stock	(733,838)	(622,604)	(3,434,732)	(1,840,835)
Net increase in net assets resulting from operations	1,915,031	1,266,706	10,176,381	4,714,025

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,986,204)	(2,349,534)	(8,513,682)	(6,835,306)
Net realized gain on investments	(164,710)	(591,017)	—	—
	(2,150,914)	(2,940,551)	(8,513,682)	(6,835,306)

Capital Share Transactions:
Net assets from reorganization*	—	—	—	63,644,025
	—	—	—	63,644,025
Net Increase (Decrease) in Net Assets	(235,883)	(1,673,845)	1,662,699	61,522,744

Net Assets:
Beginning of year	35,492,208	37,166,053	169,480,619	107,957,875
End of year	$35,256,325	$35,492,208	$171,143,318	$169,480,619

Undistributed net investment income	$ 71,820	$ 422,158	$ 93,893	$ 969,303

*See Note 7 in “Notes to Financial Statements.”

See accompanying notes

Financial highlights

Delaware Investments Arizona Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/07	3/31/06	3/31/05	3/31/04	3/31/03
Net asset value, beginning of period	$14.730	$15.070	$15.570	$15.480	$14.650

Income (loss) from investment operations:
Net investment income	0.932	0.951	0.956	1.020	1.067
Net realized and unrealized gain (loss) on investments	0.160	(0.177)	(0.332)	0.276	0.988
Dividends on preferred stock from:
Net investment income	(0.297)	(0.232)	(0.118)	(0.075)	(0.103)
Net realized gain on investments	(0.013)	(0.002)	(0.003)	(0.016)	(0.018)
Total dividends on preferred stock	(0.310)	(0.234)	(0.121)	(0.091)	(0.121)
Total from investment operations	0.782	0.540	0.503	1.205	1.934

Less dividends and distributions to common shareholders from:
Net investment income	(0.750)	(0.860)	(0.960)	(0.960)	(0.940)
Net realized gain on investments	(0.032)	(0.020)	(0.043)	(0.155)	(0.164)
Total dividends and distributions	(0.782)	(0.880)	(1.003)	(1.115)	(1.104)

Net asset value, end of period	$14.730	$14.730	$15.070	$15.570	$15.480

Market value, end of period	$14.790	$15.980	$15.390	$16.560	$15.490

Total investment return based on:[1]
Market value	(2.58% )	9.74%	(0.78% )	14.64%	12.74%
Net asset value	5.26%	3.31%	3.34%	7.86%	13.44%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$43,916	$43,923	$44,936	$46,429	$46,167

Ratio of expenses to average net assets applicable to common shares[2]	1.05%	1.03%	1.18%	1.05%	1.16%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.34%	6.28%	6.34%	6.63%	6.96%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.23%	4.72%	5.54%	6.04%	6.18%
Portfolio turnover	17%	2%	8%	30%	24%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$25,000	$25,000	$25,000	$25,000	$25,000
Net asset coverage per share of preferred shares, end of period	$137,832	$137,847	$139,872	$142,858	$142,334
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     25

Financial highlights

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/07	3/31/06	3/31/05	3/31/04	3/31/03
Net asset value, beginning of period	$15.260	$15.580	$16.110	$15.920	$14.780

Income (loss) from investment operations:
Net investment income	0.985	1.018	1.019	1.043	1.068
Net realized and unrealized gain (loss) on investments	0.069	(0.129)	(0.432)	0.324	1.324
Dividends on preferred stock from:
Net investment income	(0.274)	(0.213)	(0.124)	(0.077)	(0.098)
Net realized gain on investments	(0.019)	(0.006)	(0.003)	(0.013)	(0.023)
Total dividends on preferred stock	(0.293)	(0.219)	(0.127)	(0.090)	(0.121)
Total from investment operations	0.761	0.670	0.460	1.277	2.271

Less dividends and distributions to common shareholders from:
Net investment income	(0.850)	(0.960)	(0.960)	(0.960)	(0.940)
Net realized gain on investments	(0.071)	(0.030)	(0.030)	(0.127)	(0.191)
Total dividends and distributions	(0.921)	(0.990)	(0.990)	(1.087)	(1.131)

Net asset value, end of period	$15.100	$15.260	$15.580	$16.110	$15.920

Market value, end of period	$15.940	$18.650	$17.180	$16.960	$16.650

Total investment return based on:[1]
Market value	(9.86% )	14.64%	7.42%	8.76%	21.31%
Net asset value	4.35%	3.44%	2.56%	8.05%	15.37%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$73,056	$73,833	$75,364	$77,903	$76,988

Ratio of expenses to average net assets applicable to common shares[2]	1.01%	0.95%	1.03%	1.01%	1.05%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.49%	6.51%	6.51%	6.54%	6.83%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.56%	5.11%	5.69%	5.98%	6.08%
Portfolio turnover	11%	12%	5%	13%	14%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$40,000	$40,000	$40,000	$40,000	$40,000
Net asset coverage per share of preferred shares, end of period	$141,320	$142,291	$144,205	$147,379	$146,235
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.

See accompanying notes

Delaware Investments Florida Insured Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/07	3/31/06	3/31/05	3/31/04	3/31/03
Net asset value, beginning of period	$14.650	$15.340	$16.200	$16.370	$15.150

Income (loss) from investment operations:
Net investment income	0.960	1.017	1.057	1.088	1.084
Net realized and unrealized gain (loss) on investments	0.141	(0.236)	(0.675)	(0.130)	1.186
Dividends on preferred stock from:
Net investment income	(0.285)	(0.202)	(0.114)	(0.082)	(0.109)
Net realized gain on investments	(0.018)	(0.055)	(0.009)	(0.005)	—
Total dividends on preferred stock	(0.303)	(0.257)	(0.123)	(0.087)	(0.109)
Total from investment operations	0.798	0.524	0.259	0.871	2.161

Less dividends and distributions to common shareholders from:
Net investment income	(0.820)	(0.970)	(1.020)	(0.995)	(0.941)
Net realized gain on investments	(0.068)	(0.244)	(0.099)	(0.046)	—
Total dividends and distributions	(0.888)	(1.214)	(1.119)	(1.041)	(0.941)

Net asset value, end of period	$14.560	$14.650	$15.340	$16.200	$16.370

Market value, end of period	$14.530	$16.050	$15.050	$16.650	$15.050

Total investment return based on:[1]
Market value	(4.12% )	14.75%	(3.02% )	18.04%	14.17%
Net asset value	5.27%	2.76%	1.59%	5.59%	14.92%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$35,256	$35,492	$37,166	$39,244	$39,651

Ratio of expenses to average net assets applicable to common shares[2]	1.10%	1.07%	1.24%	1.11%	1.18%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.58%	6.70%	6.75%	6.70%	6.81%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.51%	5.01%	5.97%	6.16%	6.13%
Portfolio turnover	9%	28%	11%	3%	13%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$20,000	$20,000	$20,000	$20,000	$20,000
Net asset coverage per share of preferred shares, end of period	$138,141	$138,731	$142,915	$148,110	$149,128
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     27

Financial highlights

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/07	3/31/06	3/31/05	3/31/04	3/31/03
Net asset value, beginning of period	$14.730	$14.890	$15.280	$15.060	$14.280

Income (loss) from investment operations:
Net investment income	0.963	0.971	1.025	1.093	1.143
Net realized and unrealized gain (loss) on investments	0.225	0.012	(0.237)	0.207	0.689
Dividends on preferred stock from:
Net investment income	(0.298)	(0.243)	(0.128)	(0.082)	(0.112)
Total dividends on preferred stock	(0.298)	(0.243)	(0.128)	(0.082)	(0.112)
Total from investment operations	0.890	0.740	0.660	1.218	1.720

Less dividends to common shareholders from:
Net investment income	(0.740)	(0.900)	(1.050)	(0.998)	(0.940)
Total dividends	(0.740)	(0.900)	(1.050)	(0.998)	(0.940)

Net asset value, end of period	$14.880	$14.730	$14.890	$15.280	$15.060

Market value, end of period	$14.640	$16.200	$16.370	$16.800	$15.300

Total investment return based on:[1]
Market value	(5.13% )	4.73%	4.02%	16.87%	15.84%
Net asset value	6.05%	4.69%	4.03%	7.99%	12.19%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$171,143	$169,481	$107,958	$110,828	$109,212

Ratio of expenses to average net assets applicable to common shares[2]	1.20%[5]	1.07%	1.00%	0.93%	1.03%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.52%	6.45%	6.85%	7.23%	7.74%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.50%	4.86%	6.00%	6.69%	6.99%
Portfolio turnover	3%	8%	15%	34%	22%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$95,000	$95,000	$60,000	$60,000	$60,000
Net asset coverage per share of preferred shares, end of period	$140,075	$139,200	$139,965	$142,357	$141,010
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.
[5] The ratio of expenses to average net assets applicable to common shares includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to Financial Statements”.

See accompanying notes

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

March 31, 2007

Delaware Investments Arizona Municipal Income Fund, Inc. (“Arizona Municipal Fund”); Delaware Investments Colorado Insured Municipal Income Fund, Inc. (“Colorado Insured Municipal Fund”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Fund II”) are organized as Minnesota corporations and Delaware Investments Florida Insured Municipal Income Fund (“Florida Insured Municipal Fund”) is organized as a Massachusetts Business Trust (each referred to as a “Fund” and collectively as the “Funds”). Arizona Municipal Fund, Florida Insured Municipal Fund and Minnesota Municipal Fund II are considered diversified closed-end management investment companies and Colorado Insured Municipal Fund is considered a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Funds’ common shares trade on the American Stock Exchange. The Funds’ preferred shares are traded privately through a remarketing agent.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in each Fund’s net asset value calculations as late as each Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in its semiannual report on September 30, 2007. Although each Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds’ financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Minnesota Municipal Fund II’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In consideration of the conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

For the year ended March 31, 2007, the Minnesota Municipal Fund II had an average daily liability from the participation in inverse floater programs of $8,832,630 and recorded interest expense at an average rate of 3.80%

(continues)     29

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments ® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees and on the Statements of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average weekly net assets of each Fund, excluding the liquidation value of the preferred stock.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting and administration services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Funds’ average daily net assets, excluding the liquidation value of preferred stock, for accounting and administration services.

At March 31, 2007, each Fund had liabilities payable to affiliates as follows:

	Arizona	Colorado Insured	Florida Insured	Minnesota
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund II
Investment management fee payable to DMC	$23,034	$37,815	$18,493	$89,045
Accounting administration and other expenses payable to DSC	2,397	11,705	1,920	9,244
Other expenses payable to DMC and affiliates*	3,623	5,397	1,661	7,179

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors/trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended March 31, 2007, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Arizona	Colorado Insured	Florida Insured	Minnesota
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund	Fund II
$2,062	$3,448	$1,660	$8,008

Directors’/Trustees’ fees and benefits include expenses accrued by the Funds for each Director’s/Trustee’s retainer, per meeting fees and retirement benefits. Independent Directors/Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Directors/Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Arizona Municipal Fund, Colorado Insured Municipal Fund, Florida Insured Municipal Fund and Minnesota Municipal Fund II was $5,506, $9,218, $4,431 and $21,329, respectively. Certain officers of DMC and DSC are officers and/or directors/ trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2007, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Arizona	Colorado Insured	Florida Insured	Minnesota
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund II
Purchases	$11,091,543	$11,974,513	$4,897,981	$14,657,319
Sales	12,291,084	15,396,413	6,179,060	9,374,946

At March 31, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Arizona	Colorado Insured	Florida Insured	Minnesota
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund II
Cost of investments	$65,701,368	$104,617,648	$52,830,697	$250,847,275
Aggregate unrealized appreciation	$2,910,098	$5,164,859	$1,699,424	$12,687,120
Aggregate unrealized depreciation	(54,545)	(21,117)	(18,760)	(53,784)
Net unrealized appreciation	$2,855,553	$5,143,742	$1,680,664	$12,633,336

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2007 and 2006 was as follows:

	Arizona	Colorado Insured	Florida Insured	Minnesota
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund II
Year Ended 3/31/07
Ordinary income	$15,433	$—	$—	$—
Tax-exempt income	3,106,771	5,436,875	2,676,030	11,948,414
Long-term capital gain	134,934	435,594	208,722	—
Total	$3,257,138	$5,872,469	$2,884,752	$11,948,414

Year Ended 3/31/06
Tax-exempt income	$3,261,410	$5,673,140	$2,839,838	$8,676,141
Long-term capital gain	64,461	174,385	723,317	—
Total	$3,325,871	$5,847,525	$3,563,155	$8,676,141

5. Components of Net Assets on a Tax Basis

As of March 31, 2007, the components of net assets on a tax basis were as follows:

	Arizona	Colorado Insured	Florida Insured	Minnesota
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund	Fund II
Shares of beneficial interest	$40,838,893	$67,238,110	$33,361,389	$158,785,529
Undistributed tax-exempt income	—	264,788	71,820	93,893
Undistributed long-term gains	221,687	409,097	142,452	—
Capital loss carryforwards	—	—	—	(369,440)
Unrealized appreciation of investments	2,855,553	5,143,742	1,680,664	12,633,336
Net assets	$43,916,133	$73,055,737	$35,256,325	$171,143,318

(continues)      31

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount on debt instruments, and tax treatment of participation in inverse floater programs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, tax treatment of market discount on certain debt instruments and tax treatment of participation in inverse floater programs. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2007, the Funds recorded the following reclassifications:

	Arizona	Minnesota
	Municipal	Municipal
	Fund	Fund II
Undistributed (Accumulated) net investment income (loss)	$ 13,438	$ (11,464)
Accumulated net realized gains (losses)	(13,438)	11,464

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2007 will expire as follows:

Minnesota
Municipal
Fund II
2008	$175,394
2009	175,804
2010	8,416
2013	9,826
Total	$369,440

For the year ended March, 31 2007, Arizona Municipal Fund and Minnesota Municipal Fund II utilized $30,981 and $164,149, respectively, of capital loss carryforwards.

6. Capital Stock

Pursuant to their articles of incorporation, Arizona Municipal Fund, Colorado Insured Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2007. Shares issuable under the Funds’ dividend reinvestment plan are purchased by the Funds’ transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended March 31, 2007, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shares authorized. On May 14, 1993, Arizona Municipal Fund and Florida Insured Municipal Fund issued 500 and 400 preferred shares, respectively. Also on that date, Minnesota Municipal Fund II issued 600 Series A and 600 Series B preferred shares. On September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

In connection with the reorganizations described in Note 7 on the next page, shareholders of Minnesota Municipal Income Fund II approved amendments to its charter to create two new series to absorb the preferred stock of Delaware Investments Minnesota Municipal Income Fund, Inc. (“Minnesota Municipal Fund”) and Delaware Investments Minnesota Municipal Income Fund III, Inc. (“Minnesota Municipal Fund III”). These series have identical rights and preferences (including liquidation rights) in all material respects to the preferred shares of Minnesota Municipal Fund and Minnesota Municipal Fund III, and are substantially similar to the Series A and B preferred shares of Minnesota Municipal Fund II with respect to their preferences, voting powers, restrictions, limitation as to dividends, qualifications, liquidation rights, and term and conditions of redemption. Minnesota Municipal Fund II issued 400 Series C Preferred Shares to preferred shareholders of Minnesota Municipal Fund in exchange for that Fund’s preferred shares and 300 Series D Preferred Shares to preferred shareholders of Minnesota Municipal Fund III in exchange for that Fund’s preferred shares at the close of the reorganization on February 24, 2006.

6. Capital Stock (continued)

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged during the year ended March 31, 2007 as follows:

Fund	Low		High
Arizona Municipal Fund	3.00%	to	4.45%
Colorado Insured Municipal Fund	3.05%	to	4.11%
Florida Insured Municipal Fund	3.00%	to	4.35%
Minnesota Municipal Fund II	3.21%	to	3.95%

Citigroup Global Markets, Inc. (formerly Salomon Smith Barney, Inc.) and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund’s Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund’s subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

7. Fund Reorganization

At the close of business on February 24, 2006, Minnesota Municipal Income Fund II acquired substantially all of the assets of Minnesota Municipal Fund and Minnesota Municipal Fund III, each pursuant to an Agreement and Plan of Acquisition (the “Reorganization”). The common shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III each received common shares of Minnesota Municipal Fund II equal to the aggregate net asset value of their respective shares prior to the Reorganization. The preferred shares of Minnesota Municipal Fund and Minnesota Municipal Fund III received the same number of Series C and Series D preferred shares, respectively, of Minnesota Municipal Fund II as they held in their respective Funds prior to the Reorganization (see Note 6). The Reorganizations were treated as non-taxable events and, accordingly, Minnesota Municipal Fund II’s basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Minnesota Municipal Fund and Minnesota Municipal Fund III as of the close of business on February 24, 2006, were as follows:

		Net Unrealized	Accumulated Net
	Net Assets	Appreciation	Realized Gain/Loss
Minnesota Municipal Fund	$38,077,404	$2,648,640	$2,145
Minnesota Municipal Fund III	25,566,621	1,999,455	(81,744)

The net assets of Minnesota Municipal Fund II prior to the Reorganizations were $108,531,274. The combined net assets of Minnesota Municipal Fund II after the Reorganization were $172,175,299.

Minnesota Municipal Fund II continues to trade and is listed on the American Stock Exchange. Beginning on February 27, 2006 and going forward, however, Minnesota Municipal Fund and Minnesota Municipal Fund III will no longer trade or be listed on the American Stock Exchange, and their corporate existence will be liquidated and dissolved. In January 2007, shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III received Form 1099-DIV that reported the amount and character of each Fund’s distributions paid in calendar year 2006.

Common and preferred shares of Minnesota Municipal Fund II issued to shareholders of Minnesota Municipal Fund and Minnesota Municipal Fund III in connection with the Reorganizations were as follows:

	Common	Exchange	Preferred	Exchange
	Shares Issued	Ratio	Shares Issued	Ratio
Minnesota Municipal Fund	2,543,581	1.02 to 1	400	1 to 1
Minnesota Municipal Fund III	1,709,194	1.08 to 1	300	1 to 1

(continues)     33

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

8. Inverse Floaters

The Funds may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (“inverse floaters”) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of their portfolios. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Funds transferred to the trust, the Funds seek to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. Securities held in trust relating to inverse floater programs are identified on the Statements of Net Assets.

Previously, the Funds treated these transactions as a sale of the bonds and as a purchase of the inverse floating rate securities. Under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (FAS 140), the transfer of the bonds is not considered a sale, but rather a form of financing for accounting purposes.

9. Credit and Market Risk

The Funds use leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because each Fund’s net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board of Trustees/Directors has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. At March 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds’ Liquidity Procedures.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2007, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Tax-
	Capital Gains	Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Arizona Municipal Fund	4%	96%	100%
Colorado Insured Municipal Fund	7%	93%	100%
Florida Insured Municipal Fund	7%	93%	100%
Minnesota Municipal Fund II	—	100%	100%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Directors/Trustees
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

We have audited the accompanying statements of net assets of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Funds”), as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Funds at March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania May 15, 2007

Other Fund information

Delaware Investments Closed-End Municipal Bond Funds

Changes to the Funds’ Investment Policies

At a meeting on August 16-17, 2006, the Funds’ Boards of Directors/Trustees approved the following changes and clarifications to the Funds’ non-fundamental investment policies. The changes became effective on September 1, 2006.

Delaware Investments Arizona Municipal Income Fund, Inc. — The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Arizona and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Arizona municipal obligations.

The Fund may invest in the lowest tier of investment grade rated bonds (i.e., rated Baa by Moody’s or BBB by S&P).

Delaware Investments Colorado Insured Municipal Income Fund, Inc. — The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Colorado and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Colorado municipal obligations.

Delaware Investments Florida Insured Municipal Income Fund — The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from federal income tax subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Florida municipal obligations.

Delaware Investments Minnesota Municipal Income Fund II, Inc. — The Fund may invest in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Minnesota and federal income tax to the extent that not more than 5% of the Fund’s exempt interest dividends are derived from such obligations, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Minnesota municipal obligations.

The Fund may invest in the lowest tier of investment grade rated bonds (i.e., rated Baa by Moody’s or BBB by S&P).

Proxy Results

The shareholders of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Fund”) voted on the following proposals (as applicable) at the annual meeting of shareholders on August 16, 2006 (the “Annual Meeting”). The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Directors for each Fund.

Delaware Investments Arizona Municipal Income Fund, Inc.

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted For	Withheld Authority	Shares Voted For	Withheld Authority
Patrick P. Coyne *	2,922,669	23,287
Thomas L. Bennett	2,922,156	23,800
John A. Fry	2,922,669	23,287
Anthony D. Knerr	2,922,669	23,287
Lucinda S. Landreth	2,922,669	23,287
Ann R. Leven	2,922,669	23,287
Thomas F. Madison			490	0
Janet L. Yeomans			490	0
J. Richard Zecher	2,922,669	23,287

(continues)     37

Other Fund information

Delaware Investments Closed-End Municipal Bond Funds

Delaware Investments Colorado Insured Municipal Fund, Inc.

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted For	Withheld Authority	Shares Voted For	Withheld Authority
Patrick P. Coyne *	4,582,707	56,914
Thomas L. Bennett	4,549,334	90,287
John A. Fry	4,582,207	57,414
Anthony D. Knerr	4,583,741	55,880
Lucinda S. Landreth	4,584,407	55,214
Ann R. Leven	4,584,688	54,933
Thomas F. Madison			507	0
Janet L. Yeomans			507	0
J. Richard Zecher	4,584,157	55,464

Delaware Investments Florida Insured Municipal Fund

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted For	Withheld Authority	Shares Voted For	Withheld Authority
Patrick P. Coyne *	2,272,312	13,322
Thomas L. Bennett	2,267,912	17,722
John A. Fry	2,272,312	13,322
Anthony D. Knerr	2,272,312	13,322
Lucinda S. Landreth	2,272,312	13,322
Ann R. Leven	2,270,212	15,422
Thomas F. Madison			398	2
Janet L. Yeomans			398	2
J. Richard Zecher	2,270,212	15,422

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Common Shareholders		Preferred Shareholders
		Shares Voted		Shares Voted
	Shares Voted For	Withheld Authority	Shares Voted For	Withheld Authority
Patrick P. Coyne *	9,972,071	367,397
Thomas L. Bennett	9,966,036	373,432
John A. Fry	9,971,763	367,705
Anthony D. Knerr	9,968,331	371,137
Lucinda S. Landreth	9,974,924	364,544
Ann R. Leven	9,976,761	362,707
Thomas F. Madison			1,416	0
Janet L. Yeomans			1,416	0
J. Richard Zecher	9,969,705	369,763

*Subsequent to the mailing of the proxy materials for the Annual Meeting, Jude T. Driscoll, a Director/Trustee and one of the nominees for election to the Board of each Fund, resigned from the Board of each Fund, effective August 1, 2006. As a result, Mr. Driscoll withdrew from the election. At a regularly scheduled Board meeting on August 16, 2006, each Fund’s Nominating Committee recommended to the applicable Fund’s Board substituting Patrick P. Coyne for Mr. Driscoll as a nominee for election to the Board and each Board recommended naming Mr. Coyne as a substitute nominee for election to the Board.

As disclosed in the Proxy Statement, in the case of the withdrawal of a nominee for election, the power given by shareholders in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board. Accordingly, the proxies exercised their discretion to vote for the Mr. Coyne, the substitute nominee for election to each Board, at the Annual Meeting.

As described in a press release dated August 17, 2006, Delaware Investments Arizona Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. announced that each Fund’s Board of Directors/Trustees approved the following clarifications to the Funds’ non-fundamental investment policies at a meeting held on August 16-17, 2006. These clarifications became effective September 4, 2006.

Delaware Investments Arizona Municipal Income Fund, Inc.

The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Arizona and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Arizona municipal obligations. The Fund may invest without limit in the lowest tier of investment grade rated bonds (i.e., rated Baa by Moody’s or BBB by S&P).

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Colorado and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Colorado insured municipal obligations.

Delaware Investments Florida Insured Municipal Income Fund

The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from federal income tax subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Florida insured municipal obligations.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

The Fund may invest in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Minnesota and federal income tax to the extent that not more than 5% of the Fund’s exempt interest dividends are derived from such obligations, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Minnesota municipal obligations. The Fund may invest without limit in the lowest tier of investment grade rated bonds (i.e., rated Baa by Moody’s or BBB by S&P).

As described in a press release dated February 20, 2007, Delaware Investments Arizona Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. announced that each Fund’s Board of Directors approved the following changes to the Funds’ non-fundamental investment policies at a meeting held on February 14-15, 2007. These changes became effective April 23, 2007.

Delaware Investments Arizona Municipal Income Fund, Inc.

The Fund will invest at least 80% of its net assets in investment grade quality Arizona municipal bonds. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba1/BB+ or lower or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks may include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as “junk bonds.” Such securities are regarded, on balance, as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

The Fund will invest at least 80% of its net assets in investment grade quality Minnesota municipal bonds. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba1/BB+ or lower or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks may include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as “junk bonds.” Such securities are regarded, on balance, as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed.

As described in a press release dated May 16, 2007, Delaware Investments Colorado Insured Municipal Income Fund, Inc. and Delaware Investments Florida Insured Municipal Income Fund announced that each Fund’s Board of Directors/Trustees approved the following changes to the Funds’ fundamental investment policies be submitted to shareholders at each Fund’s upcoming annual shareholder meeting to be held in August 2007.

(continues)     39

Other Fund information

Delaware Investments Closed-End Municipal Bond Funds

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

The Fund will seek approval of the elimination of a fundamental policy requiring it to invest 80% of its net assets in Colorado municipal bonds insured by insurance companies with AAA-rated claims-paying ability. If approved, this fundamental investment policy would be replaced by non-fundamental investment policies permitting the Fund to invest without limitation in uninsured, Colorado municipal securities rated investment grade (including below AAA) as well as invest up to 20% of its net assets in non-investment grade Colorado municipal securities. Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks may include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as “junk bonds.” Such securities are regarded, on balance, as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed. Coincident with the proposed changes, the Fund’s name would be changed to “Delaware Investments Colorado Municipal Income Fund, Inc.”

Delaware Investments Florida Insured Municipal Income Fund

The Fund will seek approval of the elimination of a fundamental policy requiring it to invest 80% of its net assets in Florida municipal bonds insured by insurance companies with AAA-rated claims-paying ability. If approved, this fundamental investment policy would be replaced by non-fundamental investment policies permitting the Fund to invest without limitation in uninsured, municipal securities of any state that are rated investment grade (including below AAA) as well as invest up to 20% of its net assets in non-investment grade municipal securities. Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks may include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as “junk bonds.” Such securities are regarded, on balance, as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed. Coincident with the proposed changes, the Fund’s name would be changed to “Delaware Investments National Municipal Income Fund.” If approved by shareholders, the Fund anticipates that for an undetermined period of time it would remain significantly invested in Florida municipal bonds, and would gradually transition to a more nationally diversified portfolio in an attempt to help minimize the tax impact of the transition on shareholders.

Board of directors/trustees
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Directors/Trustees, which has oversight responsibility for the management of a fund’s business affairs. Directors/Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund directors/trustees, in particular, are advocates for shareholder interests. Each director/trustee has served in that capacity since he or she was elected to or appointed to the Board of Directors, and will continue to serve until his or her retirement or the election of a new director/trustee in his or her place. The following is a list of the Directors and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Director	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Director or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Director	Patrick P. Coyne has served in	83	None
2005 Market Street	President,	since August 16, 2006	various executive capacities
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Director	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Director	Since	Private Investor —	83	None
2005 Market Street		March 2005	(March 2004–Present)
Philadelphia, PA
19103			Investment Manager —
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Director	Since	President —	83	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Director	Since	Founder and Managing Director —	83	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Director	Since	Chief Investment Officer —	83	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Director	Since	Consultant —	83	Director and
2005 Market Street		September 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Member —
Systemax, Inc.

(continues)     41

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Director	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Director or Officer
Independent Trustees (continued)
Thomas F. Madison	Director	Since	President and Chief	83	Director —
2005 Market Street		May 1997	Executive Officer —		Banner Health
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director —
			and Consulting)		CenterPoint Energy
February 25, 1936			(January 1993–Present)
Director and Audit
Committee Member —
Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Director	Since	Vice President	83	None
2005 Market Street		April 1999	(January 2003–Present)
Philadelphia, PA			and Treasurer
19103			(January 2006–Present)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Director	Since	Founder —	83	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1998–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	83	None[3]
2005 Market Street	Deputy General	September 21, 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	83	None[3]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	83	None[3]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	83	None[3]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 1, 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963
[1] Patrick P. Coyne is considered to be an “Interested Director” because he is an executive officer of the Fund’s investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor and its administrator.
[3] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Investments Closed-End Municipal Bond Funds and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. Each Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Contact information

Investment Manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal Office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent Registered Public
Accounting Firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and Stock Transfer
Agent
Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For Securities Dealers
and Financial Institutions
Representatives
800 362-7500

Web Site
www.delawareinvestments.com

Delaware Investments is the marketing
name of Delaware Management Holdings,
Inc. and its subsidiaries.

Number of Recordholders as of
March 31, 2007:

Arizona Municipal Income Fund
Colorado Insured Municipal
Income Fund
Florida Insured Municipal
Income Fund
Minnesota Municipal Income
Fund II

158

43

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Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(1805)	Printed in the USA
AR-CEMUNI [3/07] CGI 5/07	MF-07-04-352 PO11857

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,100 for the fiscal year ended March 31, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $10,000 for the fiscal year ended March 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the preferred stock rating agency report.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,700 for the fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the preferred stock rating agency report.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,000 for the registrant’s fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report to the registrant’s Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,800 for the fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $1,800 for the fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $248,076 and $199,060 for the registrant’s fiscal years ended March 31, 2007 and March 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Other Accounts Managed

     The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2006. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

	No. of	Total Assets	No. of Accounts	Total Assets in
	Accounts	Managed	with	Accounts with
			Performance-	Performance-
			Based Fees	Based Fees
Joseph R. Baxter
Registered Investment
Companies	20	$3.5 billion	--	$ --
Other Pooled
Investment Vehicles	--	$ --	--	$ --
Other Accounts	29	$1.8 million	--	$ --
Robert F. Collins
Registered Investment
Companies	20	$3.5 billion	--	$ --
Other Pooled
Investment Vehicles	--	$ --	--	$ --
Other Accounts	40	$1.8 billion	--	$ --
Denise A. Franchetti
Registered Investment
Companies	6	$388.5 million	--
Other Pooled
Investment Vehicles	--	$ --	--	$ --
Other Accounts	--	$ --	--	$ --

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

COMPENSATION STRUCTURE

Each portfolio’s manager’s compensation consists of the following:

BASE SALARY – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS -- Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

DEFERRED COMPENSATION – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

As of March 31, 2007, the portfolio managers of the Funds did not own any Fund shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments Florida Insured Municipal Income Fund

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 7, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	June 7, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 7, 2007